                                                                      EXHIBIT 24

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Leslie S. Biller
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ J.A. Blanchard III
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Michael R. Bowlin
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Edward M. Carson
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ David A. Christensen
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ William S. Davila
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Susan E. Engel
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Paul Hazen
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Rodney L. Jacobs
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Reatha Clark King
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Richard M. Kovacevich
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Richard D. McCormick
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Cynthia H. Milligan
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Benjamin F. Montoya
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Philip J. Quigley
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Donald B. Rice
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Ian M. Rolland
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Judith M. Runstad
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Susan G. Swenson
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Daniel M. Tellep
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Chang-Lin Tien
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ Michael W. Wright
                                   -----------------------------------

                                WELLS FARGO & COMPANY

                            Power of Attorney of Director


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute, and appoint PHILIP J. QUIGLEY, a director and Chairman of the Audit and Examination Committee of the Board of Directors, and CYNTHIA H. MILLIGAN, a director and member of the Audit and Examination Committee of the Board of Directors, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director of said Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, and the rules and regulations of said Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1999.


                                        /s/ John A. Young
                                   -----------------------------------